UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 9, 2020 (October 8, 2020)

CITRINE GLOBAL, CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-55680	68-0080601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hamelacha St., Tel Aviv, Israel	6721503
(Address of Principal Executive Offices)	(Area Code)

+ (972) 73 7600341

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CTGL	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01	Regulation FD Disclosure.

On October 8, 2020, the board of directors of Citrine Global, Corp. (the “Company”) approved a reverse stock split of the Company’s authorized, issued and outstanding shares of common stock, par value $0.0001 per share, at a ratio between 1-for-40 to 1-for-100, subject to the approval of the Company’s stockholders (the “Reverse Stock Split”). The final ratio of the Reverse Stock Split will be determined by the Board at a later date.

In addition, the Company has recently submitted its formal application to list its common stock on the Nasdaq Capital Market (“Nasdaq”). Any listing of the Company’s common stock on Nasdaq is subject to review by Nasdaq and is also dependent on the Company meeting all of the necessary Nasdaq listing requirements, including, but not limited to, shareholder’s equity requirements, a sufficient price per share and a sufficient number of round lot holders. There is no guarantee that the Company will be successful in obtaining the necessary approvals to list its common stock on Nasdaq.

Warning Concerning Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and federal securities laws. For example, forward-looking statements are being used when the registrant discusses its intent to conduct the Reverse Stock Split, subject to stockholder approval, and the Company’s intention to list its common stock on the Nasdaq Capital Market. These forward-looking statements and their implications are based on the current expectations of the management of the Company only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause actual results to differ materially from those estimated by the forward-looking statements contained in this communication include, but are not limited to: trends in target markets; effects of competition in the Company’s main markets; ability to establish and maintain strategic relationships in its major businesses; profitability of the growth strategy; and changes in global, political, economic, business, competitive, market and regulatory forces. Except as otherwise required by law, the Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risks and uncertainties affecting Citrine Global, reference is made to the Company’s reports filed from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citrine Global, Corp.

By:	/s/ Ora Elharar Soffer
Name:	Ora Elharar Soffer
Title:	Chairperson of the Board and CEO

Date: October 9, 2020